UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2016

Commission file number: 000-54072

China Ginseng Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

64 Jie Fang Da Road Ji Yu Building A, Suite 1208 Changchun City, China
(Address of principal executive offices)

Registrant’s telephone (01186) 43185790039

Copies to:

Hunter Taubman Fischer LLC

1450 Broadway, 26th Floor

 New York, NY 10018

Tel: 212-732-7184

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 21, 2016, Mr. Xiaohua Cai tendered his resignation to China Ginseng Holdings, Inc. (the “Company”) as the Chief Marketing Officer (“CMO”) of the Company. Mr. Cai’s resignation did not result from any disagreement regarding any matter related to the Company’s operations, policies or practices.

On the same day, the Company’s Board of Directors accepted Mr. Cai’s resignation and simultaneously appointed Ms. Xiaolin Li as its CMO and Ms. Baolan Wu as its Chief Operations Officer (COO).

Ms. Li has extensive experience in marketing industry. Ms. Li had been the marketing director of Renlongxiang pharmaceutical Heilong Jiang Province from 2003 to 2015. Ms. Li graduated from Jiamusi University in 1994 with a bachelor degree and major in Chinese Language. Ms. Wu has extensive experience in pharmaceutical industry and accounting experience. Ms. Wu had been the CFO of Heilongjiang Wanchong Pharmaceutical Co., Ltd from October 1993 to May 2013 and she had been General Manager of Xingcheng Heilongjiang from May 2013 to March 2016. Ms. Wu graduated from Heilongjiang Commercial Institute in 1988 with a bachelor degree and major in accounting.

We are currently negotiating the terms of Ms. Li and Ms. Wu’s employment agreements, and will file a copy of the agreement when it becomes available.

Item 7.01 Regulation FD Disclosure.

On March 19, 2016, the company hosted a conference at which they did a presentation about their company to the potential distributers of Ginseng juice product and those investors of their new eye-protection project. A copy of CSNG Distributor Conference Presentation is attached hereto as Exhibit 99.1.

Copies of CSNG Distributor Conference Presentation shall not be considered as an offer to sell or a solicitation of an offer to buy any securities of the company in any jurisdiction where the offer or sale is not permitted. In addition, such materials shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

99.1	CSNG Distributor Conference Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

China Ginseng Holdings, Inc.

Date: March 23, 2016	By:	/s/ Long He
Long He Chief Executive Officer